January 21, 2010

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
Dated December 17, 2008

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "The Fund – Goal/Approach" and
" – Management":

On December 23, 2009, the fund and Dreyfus received an exemptive order from the SEC that permits the fund, subject to certain conditions and approval by the fund's board, to hire and replace subadvisers and modify subadvisory arrangements without obtaining shareholder approval.  The fund's board has approved Neuberger Berman Management LLC (Neuberger Berman) as an additional subadviser to the fund, effective January 21, 2010 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among four subadvisers – TS&W, Walthausen, Riverbridge and Neuberger Berman.  The percentage of the fund's assets to be allocated initially to the subadvisers is approximately 30% to Neuberger Berman, 30% to TS&W, 30% to Walthausen and 10% to Riverbridge.  The percentage of the fund's assets to be allocated to Neuberger Berman and the reduction to the percentage of the fund's assets currently allocated to the other subadvisers will occur over time, generally by directing cash in-flows (purchases of fund shares and reinvested distributions) to Neuberger Berman and out-flows (redemptions and expense items) to the other subadvisers.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Neuberger Berman uses fundamental analysis and bottom-up stock selection.  Neuberger Berman seeks to identify companies selling at a material discount to their intrinsic value, where a catalyst can narrow the value/price differential and result in sustainable value creation over time.  The investment process involves analyzing cash flows, market valuations and corporate transactions and evaluating company performance, industry trends and potential catalysts (such as a restructuring, merger, management change, spin-off, share repurchase, asset sale, capital reallocation or re-engineering).  Specifically, Neuberger Berman identifies publicly traded small cap companies that meet certain valuation criteria, then conducts private-equity style due diligence to establish a company's underlying business or intrinsic value and reviews specific corporate strategies or catalysts that may return the company to its intrinsic value.  Neuberger Berman typically sells a stock if the value/price differential narrows significantly, there is a change in the company's strategic plan or the intrinsic value assessment, or portfolio diversification is necessary.

Neuberger Berman, 605 Third Avenue, New York, New York 10158, is an indirect subsidiary of Neuberger Berman Group LLC, which is 51% owned by senior management members of the firm and 49% by the Lehman Brothers Holdings Inc.  Benjamin H. Nahum is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Neuberger Berman.  Mr. Nahum is a managing director of Neuberger Berman, which he joined in 2008.  Previously, he served as executive vice president and principal at David J. Greene and Company, LLC, where he managed the small cap strategy since its inception in 1997.  As of October 31, 2009, Neuberger Berman and its affiliates had approximately $167 billion in assets under management.

January 21, 2010

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
Dated December 17, 2008

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "Description of the Company and Fund," "Management of the Company and Fund" and "Management Arrangements":

The Manager has engaged Neuberger Berman Management LLC ("Neuberger Berman" and together with TS&W, Walthausen and Riverbridge, the "Sub-Advisers"), to serve as an additional subadviser to the Fund and to provide day-to-day management of that portion of the Fund's assets allocated to Neuberger Berman, effective January 21, 2010.

Neuberger Berman was founded in 1939 and is located at 605 Third Avenue, New York, New York 10158.  As of October 31, 2009, Neuberger Berman and its affiliates had approximately $167 billion in assets under management.  Benjamin H. Nahum is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Neuberger Berman.

Portfolio Manager Compensation — Neuberger Berman.  A portion of the compensation paid to each portfolio manager for management of mutual funds is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees.  The portfolio managers are paid a base salary that is not dependent on performance.  Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party).  To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager is responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

In addition, there are additional stock and option award programs available.

Neuberger Berman believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Benjamin H. Nahum, the Fund's primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Neuberger Berman, and assets under management in those accounts as of October 31, 2009:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Benjamin H. Nahum (Neuberger Berman)*	None	N/A	5	$239.8 million	67	$429.9 million
_____________

*  None of the accounts managed by the portfolio manager is subject to a performance-based advisory fee.

As of the date of this Supplement, Mr. Nahum did not beneficially own any shares of the Fund.

Conflicts of Interest — Neuberger Berman.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.  The portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund, and which may include transactions that are directly contrary to the positions taken by the fund.  For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests.  In such a case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Finally, a conflict of interest may arise if Neuberger Berman and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.